Exhibit 10.9

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Technology Transfer Agreement

TECHNOLOGY TRANSFER AGREEMENT

This Technology Transfer Agreement (the “Agreement”) is effective May 25, 2001 (the “Effective Date”) and is between Enable Medical Corporation, a Delaware Corporation having offices at 6345 Centre Park Drive, West Chester, Ohio 45069 (“Enable”) and AtriCure, Inc., a Delaware Corporation having offices at 6033 Schumacher Park Drive, West Chester, Ohio 45069 (“AtriCure”).

Background

Enable owns or controls certain patent applications, which are based upon inventions made by Michael D. Hooven and/or James A. Chaldekas while employed by Enable, as set forth in the attached Schedule A (the “Enable Patent Rights”). Enable also owns or controls other ideas, concepts, and inventions made by Michael D. Hooven while employed by Enable, which are recorded in laboratory notebooks, as set forth in the Attached Schedule B (the “Hooven Technology”). Enable further owns or controls other intellectual property in the form of data and information recorded in physical files, notebooks, log books, computer files, and other materials prepared by other individuals while employed by Enable, which arose in connection with or otherwise relate to the Enable Patent Rights and/or the Hooven Technology, as set forth in Schedule C (the “Related Materials”).

AtriCure desires exclusive ownership of the Enable Patent Rights, the Hooven Technology, and the Related Materials to design, develop, manufacture, and sell products and techniques in the conduct of its business activities.

Enable also owns or controls certain other technology and know-how relating to surface preparation and materials deposition systems and techniques, thermal forming/curving systems and techniques, and resistive ink pad printing systems and techniques, as set forth in Schedule D (the “Enable Technologies”), which are useful or prospectively useful in the design, development and use of products and techniques by AtriCure to treat heart disease or disorders.

AtriCure desires access to the Enable Technologies to design, develop, manufacture, and sell products and techniques to treat heart disease or disorders.

Accordingly, the parties agree as follows:

Article 1. Definition of Terms

1.1. The term “Atricure” shall include “Affiliates.” The term “Affiliates” shall mean any corporation or other entity which controls, is controlled by, or is under common control with AtriCure. A

Technology Transfer Agreement

corporation or other entity shall be regarded as in control of another corporation or entity if it owns or directly or indirectly controls more than fifty percent (50%) of the voting stock or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the corporation or other entity.

1.2. “Arrhythmia Field of Use” shall mean the treatment of arrythmias that emanate in any chamber of the heart, or in any valve of the heart, or in any major blood vessel that supports or delivers blood to or from the heart.

1.3. “Cardiac Field of Use” shall mean the treatment of heart disease or disorders, excluding the Arrhythmia Field of Use.

1.4. “Core Patent Rights” shall mean the Enable Patent Rights and their foreign counterparts and all divisionals, continuations, continuations-in-part, reissues, or reexaminations thereof throughout the world in existence before, on, or after the Effective Date.

1.5. “Core Intellectual Property Rights” shall mean the Hooven Technology and Related Materials, and all patents rights, know-how, processes, procedures, compositions, devices, methods, techniques, data, sensors, software, improvements, or other subject matter disclosed in or derived therefrom, or other subject matter owned or controlled by Enable which arose in connection with the Enable Patent Rights and/or the Hooven Technology and/or the Related Materials before the Effective Date.

1.6. “Other Technology Rights” shall mean the Enable Technologies and all improvements in use or derived therefrom before the Effective Date.

Article 2. Transfer of Rights

2.1 Assignment. Enable hereby irrevocably sells and assigns to AtriCure, Enable’s entire right, title, and interest in the Core Patent Rights and the Core Intellectual Property Rights in the Arrhythmia Field of Use, the Cardiac Field of Use, and all other fields of use, along with all claims, choate or inchoate, in all fields of use against any other invention, idea, or discovery arising during the conduct of business by AtriCure after the Effective Date of this Agreement.

2.2. License Grant. Enable hereby grants to AtriCure an exclusive, worldwide, irrevocable, and royalty free right to use the Other Technology Rights to (i) design, develop, make, have made, use, sell,

Technology Transfer Agreement

or otherwise provide products in the Arrhythmia Field of Use, (ii) practice or authorize the practice of any method, process, or procedure in the Arrhythmia Field of Use, and (iii) otherwise exploit the Core Patent Rights and Core Intellectual Property Rights in the Arrhythmia Field of Use. Enable also hereby grants to AtriCure a non-exclusive, worldwide, irrevocable, and royalty free right to use the Other Technology Rights to (i) design, develop, make, have made, use, sell, or otherwise provide products in the Cardiac Field of Use, (ii) practice or authorize the practice of any method, process, or procedure in the Cardiac Field of Use, and (iii) otherwise exploit the Core Patent Rights and Core Intellectual Property Rights in the Cardiac Field of Use. AtriCure shall have the unrestricted right to grant or authorize sublicenses within the scope of the licenses granted in this Section 2.2. To the extent that any aspect of the Other Technology Rights constitutes confidential and/or proprietary and/or trade secret information of Enable (the “Proprietary Enable Technology”), AtriCure will keep the Proprietary Enable Technology confidential, unless and until Enable consents to its disclosure, or unless such information was otherwise previously known by AtriCure from a source other than Enable, or unless such information becomes generally available to the public through no fault of AtriCure. Enable will cooperate with AtriCure in providing access to the Other Technology Rights, as requested by AtriCure in order to practice the Other Technology Rights pursuant to this Agreement.

2.3. Securing AtriCure’s Rights. Enable shall further secure AtriCure’s rights in the Arrhythmia Field of Use by agreeing (i) to use its (Enable’s) best efforts in its regulatory approval process to avoid product uses or techniques in the Arrhythmia Field of Use; and (ii) to not itself engage in or aid another in the development, marketing, selling, or promotion of any product or technique in the Arrhythmia Field of Use. In the event that, after the Effective Date, Enable transfers, or sells, or otherwise grants ownership, use or control of an Enable Technology Asset to a third party (the “Purchasing Party”); for example, by licensure, or by assignment, or pursuant to a merger, consolidation, or sale of assets, or by sale or exchange of Enable stock, in a transaction that is not inconsistent with the transfer and licensure of rights to AtriCure under this Agreement (the “Asset Transfer Transaction”), Enable shall (i) disclose to the Purchasing Party AtriCure’s rights in the Cardiac Field of Use and the Arrhythmia Field of Use under the Enable Technologies pursuant to this Agreement, and (ii) continue to secure AtriCure’s rights in the Arrhythmia Field of Use by contractually obligating the Purchasing Party, its successors and assigns, as a condition to the Asset Transfer Transaction and use of the Enable Technology Asset, to refrain from

Technology Transfer Agreement

using the Enable Technology Asset that is subject to the Asset Transfer Transaction, or technology that is derived therefrom after the Asset Transfer Transaction, to engage or aid in the development, marketing, selling, or promotion of any product or technique in the Arrhythmia Field of Use. For the purposes of this provision, the term “Enable Technology Asset” shall mean any invention, trade secret, copyright, data, regulatory submission and any other intellectual property of any kind developed by or otherwise owned or controlled by Enable at the time of the Asset Transfer Transaction, including, but not limited to, the Enable Technologies set forth in Schedule D.

2.4. Improvements. Enable acknowledges that AtriCure shall exclusively own all intellectual property rights and other technology rights in the Arrhythmia Field of Use, the Cardiac Field of Use, and all other fields of use that employees, agents, consultants, or contractors of AtriCure conceive or develop after the Effective Date (the “AtriCure Improvements”). AtriCure shall have no obligation to provide Enable information about or access to the AtriCure Improvements.

Article 3. Consideration

3.1. Consideration. The issuance to Enable of 6,660,875 shares of common stock of AtriCure on November 11, 2000 is the consideration for the undertakings and obligations of Enable under Article 2 of this Agreement. Additional consideration for the licenses granted by Enable to Atricure in the Cardiac Field of Use under ¶2.2 is the payment by AtriCure to Enable of the sum of $150,000, of which $90,000 has been paid by AtriCure prior to the Effective Date, leaving a balance due as of the Effective Date of $60,000, which will be paid by AtriCure to Enable in four (4) monthly installments of $15,000 each, commencing on the Effective Date.

Article 4. The Service Agreement

4.1. Service Agreement. Enable shall provide AtriCure design support and program management as requested by AtriCure under the Service Agreement, which is incorporated into the Agreement as Exhibit E, which Enable and AtriCure shall execute on even date herewith.

Article 5. Representations and Warranties

5.1. Enable’s Authorization. Enable represents and warrants that: (i) it has the legal right, title, and power to enter into this Agreement and to extend the rights and/or licenses granted to AtriCure in this Agreement, (ii) the performance of such obligations will not conflict with Enable’s charter documents or any agreements, contracts or other arrangements to which it is a party, (iii) Enable has not previously

Technology Transfer Agreement

granted and will not grant any rights in the Core Patent Rights, Core Intellectual Property Rights, or Other Technology Rights that are inconsistent with the rights and licenses granted to AtriCure herein; (iv) that Enable is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (v) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of Enable and its assigns and successors, enforceable in accordance with its terms.

5.2. Further Representations by Enable. Enable represents and warrants that, as of the Effective Date (i) Schedule A lists all Enable Patent Rights throughout the world; (ii) Enable owns or controls the Core Patent Rights, Core Intellectual Property Rights, and Other Technology Rights, and (iii) Enable has the right to grant or convey the rights to AtriCure provided in this Agreement. To the best of Enable’s knowledge, (i) there is no pending or threatened claim or litigation contesting the ownership, derivation, inventorship, validity or right to use any of the Core Patent Rights, Core Intellectual Property Rights, or Other Technology Rights, and (ii) Enable has not received any notice of infringement with respect to the Core Patent Rights, Core Intellectual Property Rights, or Other Technology Rights.

Article 6. Miscellaneous

6.1. Assignment. This Agreement may be assigned or otherwise transferred by any party without the consent of the other party.

6.2 Applicable Law. This License Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the choice of laws provisions thereof.

6.3 Entire Agreement. This Agreement, together with the appendices hereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all previous discussions and agreements between the parties, except the provisions of the assignments contained in Schedules A, B, and C, which are incorporated into this Agreement, and the assignment of assets by Enable to AtriCure, dated November 1, 2000, which this Agreement clarifies and incorporates by reference. Otherwise, all express or implied agreements and understandings, either oral or written, heretofore made with respect to the subject matter of this Agreement are expressly merged in and made a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both parties hereto.

Technology Transfer Agreement

6.4. Savings Clause. Should any valid federal or state law or final determination of any administrative agency or court of competent jurisdiction invalidate or otherwise affect any provision of this Agreement, the provision or provisions so affected shall be conformed automatically and to the extent possible to the law or determination in question, and in all events the remaining provisions of this Agreement shall continue in full force and effect.

6.5 Counterparts. This Agreement maybe executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date set forth above.

Enable Medical Corporation		AtriCure, Incorporated

By:		By:
Name:	Michael D. Hooven	Name:	Michael D. Hooven
Title:	President	Title:	President
Date:	May 25, 2001	Date:	May 25, 2001

Technology Transfer Agreement

SCHEDULE A TO AGREEMENT

LISTING OF ENABLE PATENT RIGHTS

(WITH SUPPORTING ASSIGNMENTS)

1. United States Provisional Application Serial No. 60/200,072 entitled “Method and Apparatus for Transmural Ablation,” filed April 27, 2000 (Attorney Docket Hoov 110).

2. United States Application Serial No. 09/747,609 entitled “Method and Apparatus for Transmural Ablation,” filed December 22, 2000 (Attorney Docket Hoov 111A).

3. United States Application Serial No. (not yet received) entitled “ Transmural Ablation Device and Method,” filed April 27, 2001, by Michael D. Hooven and James A. Chaldekas (Attorney Docket Hoov 111B).

4. Patent Cooperation Treaty (PCT) Application Serial No. PCT/US01/13766, entitled “ Transmural Ablation Device and Method,” filed April 27, 2001, by Michael D. Hooven and James A. Chaldekas.

Serial No. 60/200,072
Attorney Docket No.Hoov 110
Filed April 27, 2000

ASSIGNMENT TO ENABLE

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Michael D. Hooven and James A. Chaldekas (hereinafter referred to as Assignors) assign to Enable Medical Corporation (hereinafter referred to as Assignee), a Delaware corporation, having a principal place of business at 6345 Centre Park Drive. West Chester. Ohio 45069, its successors, legal representatives and assigns, the entire right, title and interest throughout the world, in Assignors’ invention or improvement in Method and Apparatus for Transmural Ablation, as described in the Provision Application for Letters Patent of the United States, serial number 60/200,072, filed April 27, 2000, in such application and in any and all other applications in the United States or any other countries, regular and provisional, which Assignors may file, either solely or jointly with others, on such invention or improvements, in all other applications in the United States or any other countries, regular and provisional, which Assignors may file, either solely or jointly with others, claiming priority (under international convention, internal priority legislation, 35 USC 119(e), or other statute or treaty) from the above-identified application, and in any and all Letters Patent of the United States or of any other country which may be obtained on any of the above applications, and, in any division, continuation, reexamination, reissue or extension of any of the foregoing.

Assignors warrant that they are the owners of the entire right, title and interest in and to the invention and patent application herein assigned and have the right to make this assignment; and further warrant that they have conveyed to others no outstanding prior assignments, licenses, or other rights whatsoever in the interest herein assigned.

Assignors hereby agree, upon the request and at the expense of Assignee, its successors, legal representatives and assigns, to execute any and all regular, divisional, continuation, and renewal applications for such invention or improvements, and any necessary oath or supplemental oath or affidavit relating thereto, and any application for the reissue or extension of any Letters Patent that may be granted upon such application that Assignee, its successors, legal representatives and assigns may deem necessary or expedient.

Assignors further agree upon the request of Assignee, its successors, legal representatives and assigns, in the event of such applications, or any regular application referring thereto, or any continuation or division thereof, or Letters Patent issued thereon, or any reissue or application for the reissue thereof becoming involved in Interference or any other contested matter to cooperate to the best of their ability with Assignee, its successors, legal

1

representatives and assigns in the matters of preparing and executing the preliminary statement or other such document and giving and producing evidence in support thereof. Assignors further agree to perform, upon such request, any and all affirmative acts to obtain such Letters Patent, and vest all rights therein hereby conveyed in the Assignee, its successors, legal representatives and assigns whereby such Letters Patent will be held and enjoyed by the Assignee, its successors, legal representatives and assigns to the end of the term for which such Letters Patent may be granted as fully and entirely as the same would have been held and enjoyed by Assignors if this assignment and sale had not been made.

Assignors also assign to Assignee, its successors, legal representatives and assigns the right of priority for patent and utility model applications in all countries arising under any applicable international convention for the protection of industrial property and/or any internal priority legislation of such countries, and Assignors agree upon the request of Assignee, its successors, legal representatives and assigns to execute any and all documents that shall be required to be executed in connection with any and all applications for foreign Letters Patent thereof, including the prosecution thereof, and to execute any and all documents necessary to invest title in such foreign applications and patents in Assignee.

4/30/01
Michael D. Hooven	Date

County of Warren

State of Ohio

Signed before me this 30 day of April, 2001.

Notary Public

5/2/01
James A. Chaldekas	Date

County of Boulder

State of Colorado

Signed before me this 2nd day of May, 2001.

Notary Public My Commission Expires 08/11/2001

Serial No. 09/747,609

Filed December 22, 2000	Attorney Docket No.Hoov 111A

ASSIGNMENT TO ENABLE

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Michael D. Hooven (hereinafter referred to as Assignor) assigns to Enable Medical Corporation (hereinafter referred to as Assignee), a Delaware corporation, having a principal place of business at 6345 Centre Park Drive, West Chester, Ohio 45069, its successors, legal representatives and assigns, the entire right, title and interest throughout the world, in Assignor’s invention or improvement in Method for Transmural Ablation, as described and claimed in the Application for Letters Patent of the United States, serial number 09/747,609, filed December 22, 2000, in such application and in any and all other applications in the United States or any other countries, regular and provisional, which Assignor may file, either solely or jointly with others, on such invention or improvements, in all other applications in the United States or any other countries, regular and provisional, which Assignor may file, either solely or jointly with others, claiming priority (under international convention, internal priority legislation, 35 USC 119(e), or other statute or treaty) from the above-identified application, and in any and all Letters Patent of the United States or of any other country which may be obtained on any of the above applications, and, in any division, continuation, reexamination, reissue or extension of any of the foregoing.

Assignor warrants that he is the owner of the entire right, title and interest in and to the invention and patent application herein assigned and has the right to make this assignment; and further warrant that he has conveyed to others no outstanding prior assignments, licenses, or other rights whatsoever in the interest herein assigned.

Assignor hereby agrees, upon the request and at the expense of Assignee, its successors, legal representatives and assigns, to execute any and all regular, divisional, continuation, and renewal applications for such invention or improvements, and any necessary oath or supplemental oath or affidavit relating thereto, and any application for the reissue or extension of any Letters Patent that may be granted upon such application that Assignee, its successors, legal representatives and assigns may deem necessary or expedient.

Assignor further agrees upon the request of Assignee, its successors, legal representatives and assigns, in the event of such applications, or any regular application referring thereto,

1

or any continuation or division thereof, or Letters Patent issued thereon, or any reissue or application for the reissue thereof becoming involved in Interference or any other contested matter to cooperate to the best of his ability with Assignee, its successors, legal representatives and assigns in the matters of preparing and executing the preliminary statement or other such document and giving and producing evidence in support thereof. Assignor further agrees to perform, upon such request, any and all affirmative acts to obtain such Letters Patent, and vest all rights therein hereby conveyed in the Assignee, its successors, legal representatives and assigns whereby such Letters Patent will be held and enjoyed by the Assignee, its successors, legal representatives and assigns to the end of the term for which such Letters Patent may be granted as fully and entirely as the same would have been held and enjoyed by Assignor if this assignment and sale had not been made.

Assignor also assigns to Assignee, its successors, legal representatives and assigns the right of priority for patent and utility model applications in all countries arising under any applicable international convention for the protection of industrial property and/or any internal priority legislation of such countries, and Assignor agrees upon the request of Assignee, its successors, legal representatives and assigns to execute any and all documents that shall be required to be executed in connection with any and all applications for foreign Letters Patent thereof, including the prosecution thereof, and to execute any and all documents necessary to invest title in such foreign applications and patents in Assignee.

Michael D. Hooven	Date: 4/30/01

County of Warren
State of Ohio

Signed before me this 30 day of April, 2001.

Notary Public

2

Serial No.	Attorney Docket No.Hoov 111B
Filed April 27, 2001

ASSIGNMENT TO ENABLE

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Michael D. Hooven and James A. Chaldekas (hereinafter referred to as Assignors) assign to Enable Medical Corporation (hereinafter referred to as Assignee), a Delaware corporation, having a principal place of business at 6345 Centre Park Drive, West Chester, Ohio 45069, its successors, legal representatives and assigns, the entire right, title and interest throughout the world, in Assignors’ invention or, improvement in Transmural Ablation Device and Method, as described in the Application for Letters Patent of the United States, serial number (not vet assigned), filed April 27, 2001, in such application and in any and all other applications in the United States or any other countries, regular and provisional, which Assignors may file, either solely or jointly with others, on such invention or improvements, in all other applications in the United States or any other countries, regular and provisional, which Assignors may file, either solely or jointly with others, claiming priority (under international convention, internal priority legislation, 35 USC 119(e), or other statute or treaty) from the above-identified application, and in any and all Letters Patent of the United States or of any other country which may be obtained on any of the above applications, and, in any division, continuation, reexamination, reissue or extension of any of the foregoing.

Assignors warrant that they are the owners of the entire right, title and interest in and to the invention and patent application herein assigned and have the right to make this assignment; and further warrant that they have conveyed to others no outstanding prior assignments, licenses, or other rights whatsoever in the interest herein assigned.

Assignors hereby agree, upon the request and at the expense of Assignee, its successors, legal representatives and assigns, to execute any and all regular, divisional, continuation, and renewal applications for such invention or improvements, and any necessary oath or supplemental oath or affidavit relating thereto, and any application for the reissue or extension of any Letters Patent that may be granted upon such application that Assignee, its successors, legal representatives and assigns may deem necessary or expedient.

Assignors further agree upon the request of Assignee, its successors, legal representatives and assigns, in the event of such applications, or any regular application referring thereto, or any continuation or division thereof, or Letters Patent issued thereon, or any reissue or application for the reissue thereof becoming involved in Interference or any other contested matter to cooperate to the best of their ability with Assignee, its successors, legal representatives and assigns in the matters of preparing and

1

executing the preliminary statement or other such document and giving and producing evidence in support thereof. Assignors further agree to perform, upon such request, any and all affirmative acts to obtain such Letters Patent, and vest all rights therein hereby conveyed in the Assignee, its successors, legal representatives and assigns whereby such Letters Patent will be held and enjoyed by the Assignee, its successors, legal representatives and assigns to the end of the term for which such Letters Patent may be granted as fully and entirely as the same would have been held and enjoyed by Assignors if this assignment and sale had not been made.

Assignors also assign to Assignee, its successors, legal representatives and assign the right of priority for patent and utility model applications in all countries arising under any applicable international convention, for the protection of industrial property and/or any internal priority legislation of such countries, and Assignors agree upon the request of Assignee, its successors, legal representatives and assigns to execute any and all documents that shall be required to be executed in connection with any and all applications for foreign Letters Patent thereof, including the prosecution thereof, and to execute any and all documents necessary to invest title in such foreign applications and patents in Assignee.

4/30/01
Michael D. Hooven	Date

County of Warren

State of Ohio

Signed before me this 30 day of April, 2001.

Notary Public

5/2/01
James A. Chaldekas	Date

County of Boulder

State of Colorado

Signed before me this 2nd day of May, 2001.

Notary Public My Commission Expires 08/11/2001

All Applications

ASSIGNMENT FROM ENABLE TO ATRICURE

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Enable Medical Corporation, a Delaware Corporation with offices at 6345 Centre Park Drive, West Chester, Ohio 45069 (hereinafter referred to as Assignor), assigns to Atricure Inc., a Delaware Corporation with offices at 6033 Schumacher Park Drive, West Chester, Ohio 45069 (hereinafter referred to as Assignee), its successors, legal representatives and assigns, the entire right, title and interest throughout the world, which Assignor now has or later acquires, in the invention or improvement in each of the United States Patent Applications set forth in the attached Exhibit A, in such applications and any and all other applications in the United States or any other countries, regular and provisional, which may be filed, either solely or jointly with others, on such invention or improvements, in all other applications in the United States or any other countries, regular and provisional, which may be filed, either solely or jointly with others, claiming priority (under international convention, internal priority legislation, 35 USC 119 (e), or other statute or treaty) from the above-identified application, and in any and all Letters Patents of the United States or of any other country which may be obtained on any of the above applications, and, in any division, continuation, reexamination, reissue or extension of any of the foregoing.

Assignor warrants that it is the owner of the entire right, title and interest in and to the inventions and patent applications herein assigned and has the right to make this assignment; and further warrants that it has conveyed to others no outstanding prior assignments, licenses, or other rights whatsoever in the interest herein assigned.

Assignor hereby agrees, upon the request of Assignee, its successors, legal representatives and assigns, to execute or cause the proper execution of any and all regular, divisional, continuation, and renewal applications for such inventions or improvements, and any necessary oath or supplemental oath or affidavit relating thereto, and any application for the reissue or extension of any Letters Patent that may be granted upon such application that Assignee, its successors, legal representatives and assigns may deem necessary or expedient.

Assignor further agrees upon the request of Assignee, its successors, legal representatives and assigns, in the event of such applications, or any regular application referring thereto, or any continuation or division thereof, or Letters Patent issued thereon, or any reissue or application for the reissue thereof becoming involved in Interference or any other contested matter to cooperate with Assignee, its successors, legal representatives and assigns in the matters of preparing and executing the preliminary statement or other such document and giving and producing evidence in support thereof. Assignor further agrees to perform, upon such request, any and all affirmative acts to obtain such Letters Patent, and vest all rights therein hereby conveyed in the Assignee, its successors, legal representatives and assigns whereby such Letters Patent will be held and enjoyed by the Assignee, its successors, legal representatives and assigns to the end of the term for which such Letters Patent may be granted as fully and entirely as the same would have been held and enjoyed by Assignor if this assignment and sale had not been made.

Assignor also, with respect to each of the applications listed in Exhibit A, assigns to Assignee, its successors, legal representatives and assigns the right of priority for patent and utility model applications in all countries arising under any applicable international convention for the protection of industrial property and/or any internal priority legislation of such countries, and Assignor agrees upon the request of Assignee, its successors, legal representatives and assigns to execute or cause the proper execution of any and all documents that shall be required to be executed in connection with any and all applications for foreign Letters Patent, including the prosecution thereof, and to execute any and all documents necessary to invest title in such foreign applications and patents in Assignee.

Enable Medical Corporation

by:		Date:	5/3/01
title:	President

County of Butler

State of Ohio

Signed before me this 3rd day of May, 2001.

Notary Public
Kimberly K. Meece Notary Public, State of Ohio My Commission Expires Nov. 27, 2004

Exhibit A to the Assignment from Enable to Atricure

1. Unites States Provisional Application Serial No. 60/200,072 entitled “Method and Apparatus for Transmural Ablation” and filed April 27, 2000.

2. United States Patent Application Serial No. 09/747,609 entitled “Method for Transmural Ablation” and filed December 22, 2000.

3. United States Patent Application Serial No. (not yet assigned). entitled “Transmural Ablation Device and Method”, filed April 27, 2001, by Michael D. Hooven and James A. Chaldekas.

4. Patent Cooperation Treaty Application Serial No. (not yet assigned). entitled “Transmural Ablation Device and Method”, filed April 27, 2001, by Michael D. Hooven and James A. Chaldekas.

3

Technology Transfer Agreement

SCHEDULE B TO AGREEMENT

LISTING OF HOOVEN TECHNOLOGY

(WITH SUPPORTING ASSIGNMENTS)

Hooven Notebook Pages 32 to 33; 51; 57 to 61; 63 to 75; and 78 to 103

Notebook Pages

ASSIGNMENT TO ENABLE

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Michael D. Hooven (hereinafter referred to as Assignor) assigns to Enable Medical Corporation (hereinafter referred to as Assignee), a Delaware corporation, having a principal place of business at 6345 Centre Park Drive. West Chester, Ohio 45069. its successors, legal representatives and assigns, the entire right, title and interest throughout the world, in any and all ideas, concepts, inventions or improvements (“Subject Matter”) disclosed in the attached laboratory notebook pages, in any patent application in the United States or any other countries, regular and provisional, which Assignor may file, either solely or jointly with others, on such Subject Matter, in all other applications in the United States or any other countries, regular and provisional, which Assignor may file, either solely or jointly with others, claiming priority (under international convention, internal priority legislation, 35 USC 119(e), or other statute or treaty) from any of such applications, and in any and all Letters Patent of the United States or of any other country which may be obtained on any of the above applications, and, in any division, continuation, reexamination, reissue or extension of any of the foregoing.

Assignor warrants that he is the owner of the entire right, title and interest in and to the Subject Matter and has the right to make this assignment; and further warrants that he has conveyed to others no outstanding prior assignments, licenses, or other rights whatsoever in the interest herein assigned.

Assignor hereby agrees, upon the request and at the expense of Assignee, its successors, legal representatives and assigns, to execute any and all regular, divisional, continuation, and renewal applications for such invention or improvements, and any necessary oath or supplemental oath or affidavit relating thereto, and any application for the reissue or extension of any Letters Patent that may be granted for such inventions that Assignee, its successors, legal representatives and assigns may deem necessary or expedient.

Assignor further agrees upon the request of Assignee, its successors, legal representatives and assigns, in the event of such applications, or any regular application referring thereto, or any continuation or division thereof, or Letters Patent issued thereon, or any reissue or application for the reissue thereof becoming involved in Interference or any other contested matter to cooperate to the best of his ability with Assignee, its successors, legal representatives and assigns in the matters of preparing and executing the preliminary statement or other such document and giving and producing evidence in support thereof.

Assignor further agrees to perform, upon such request, any and all affirmative acts to obtain such Letters Patent, and vest all rights therein hereby conveyed in the Assignee, its successors, legal representatives and assigns whereby such Letters Patent will be held and enjoyed by the Assignee, its successors, legal representatives and assigns to the end of the term for which such Letters Patent may be granted as fully and entirely as the same would have been held and enjoyed by Assignor if this assignment and sale had not been made.

Assignor also, with respect to any inventions disclosed in the attached notebook pages, assigns to Assignee, its successors, legal representatives and assigns the right of priority for patent and utility model applications in all countries arising under any applicable international convention for the protection of industrial property and/or any internal priority legislation of such countries, and Assignor agrees upon the request of Assignee, its successors, legal representatives and assigns to execute any and all documents that shall be required to be executed in connection with any and all applications for foreign Letters Patent thereof, including the prosecution thereof, and to execute any and all documents necessary to invest title in such foreign applications and patents in Assignee.

Date: 4/30/01
Michael D. Hooven

County of Warren

State of Ohio

Signed before me this 30 day of April, 2001.

Notary Public Amanda S. Lutes Notary Public by and for the State of Ohio My Commission Expires November 11, 2002

2

[VARIOUS DIAGRAMS OF TRANSMURAL ABLATION DEVICE]

Notebook Pages

ASSIGNMENT FROM ENABLE TO ATRICURE

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Enable Medical Corporation, a Delaware Corporation with offices at 6345 Centre Park Drive, West Chester, Ohio 45069 (hereinafter referred to as Assignor), assigns to Atricure Inc., a Delaware Corporation with offices at 6033 Schumacher Park Drive, West Chester, Ohio 45069 (hereinafter referred to as Assignee), its successors, legal representatives and assigns, the entire right, title and interest throughout the world, which Assignor now has or later acquires, in any and all ideas, concepts, inventions or improvements (“Subject Matter”) disclosed in the attached laboratory notebook pages, in any patent application in the United States or any other countries, regular and provisional, which may be filed, either solely or jointly with others, on such Subject Matter, in all other applications in the United States or any other countries, regular and provisional, which may be filed, either solely or jointly with others, claiming priority (under international convention, internal priority legislation, 35 USC 119 (e), or other statute or treaty) from any of such applications, and in any and all Letters Patent of the United States or of any other country which may be obtained on any of the above applications, and, in any division, continuation, reexamination, reissue or extension of any of the foregoing.

Assignor warrants that it is the owner, through assignment, of the entire right, title and interest in and to the invention(s) and has the right to make this assignment; and further warrants that it has conveyed to others no outstanding prior assignments, licenses, or other rights whatsoever in the interest herein assigned.

Assignor hereby agrees, upon the request and at the expense of Assignee, its successors, legal representatives and assigns, to execute or cause the proper execution of any and all regular, divisional, continuation, and renewal applications for such invention or improvements, and any necessary oath or supplemental oath or affidavit relating thereto, and any application for the reissue or extension of any Letters Patent that may be granted for such inventions that Assignee, its successors, legal representatives and assigns may deem necessary or expedient.

Assignor further agrees upon the request of Assignee, its successors, legal representatives and assigns, in the event of such applications, or any regular application referring thereto, or any continuation or division thereof, or Letters Patent issued thereon, or any reissue or application for the reissue thereof becoming involved in Interference or any other contested matter to cooperate with Assignee, its successors, legal representatives and assigns in the matters of preparing and executing the preliminary statement or other such document and giving and producing evidence in support thereof. Assignor further agrees to perform, upon such request, any and all affirmative acts to obtain such Letters Patent, and vest all rights therein hereby conveyed in the Assignee, its successors, legal representatives and assigns whereby such Letters Patent will be held and enjoyed by the Assignee, its successors, legal representatives and assigns to the end of the term for which such Letters Patent may be granted as fully and entirely as the same would have been held and enjoyed by Assignor if this assignment and sale had not been made.

Assignor also, with respect to any inventions disclosed in the attached notebook pages, assigns to Assignee, its successors, legal representatives and assigns the right of priority for patent and utility model applications in all countries arising under any applicable international convention for the protection of industrial property and/or any internal priority legislation of such countries, and Assignor agrees upon the request of Assignee, its successors, legal representatives and assigns to execute or cause the proper execution of any and all documents that shall be required to be executed in connection with any and all applications for foreign Letters Patent thereof, including the prosecution thereof, and to execute any and all documents necessary to invest title in such foreign applications and patents in Assignee.

Enable Medical Corporation

by:		Date: 5/3/01
title:	President

County of Butler

State of Ohio

Signed before me this 3rd day of May, 2001.

Notary Public Kimberly K. Meece Notary Public, State of Ohio My Commission Expires Nov. 27, 2004

2

[VARIOUS DIAGRAMS OF TRANSMURAL ABLATION DEVICE]

Technology Transfer Agreement

SCHEDULE C TO AGREEMENT

LISTING OF RELATED MATERIALS

(WITH SUPPORTING ASSIGNMENTS)

1. All Grace related patent files located in file cabinet #121.

2. All Quality files located in file cabinet #121.

3. Jane Gabbard’s Enable Book pages 1 to 3.

4. Jane Gabbard’s Lab Book pages 1 to 18.

5. Jane Gabbard’s Daily Log Books 1 and 2 from 5/1/2000 forward.

6. Pat Alexander’s Enable Book page 1.

7. Pat Alexander’s Lab Book pages 1 to 15.

8. Pat Alexander’s Chart’s folder - charts dates to correspond with lab note book and dates.

9. Pat Alexander’s Bench folder - Bench top information for prototypes P1 to P7 from 4/1/2000 forward.

10. All information on laptop computer dated 5/1/2000 forward.

11. All information on the network under (attached printed files)

bugs/users/janeg

bugs/departments/Atricure

bugs/quality-regulatory/Atricure

bugs/users/pata (contains bench top data and all lab data from 4/1/2000 forward)

12. Rick Nuchols’ Enable Book pages 4 to 6.

13. Rick Nuchols’ folder containing dated drawings, notes from meetings, and photocopies of clamps.

14. Rick Nuchols’ directories c:\users\Rickn\pro-files\grace (printout attached)

15. Ken Miller’s Grace Prototypes.

Schedule C Assign

ASSIGNMENT TO ENABLE

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned individuals (hereinafter referred to as Assignors) assign to Enable Medical Corporation (hereinafter referred to as Assignee), a Delaware corporation, having a principal place of business at 6345 Centre Park Drive, West Chester, Ohio 45069, its successors, legal representatives and assigns, the entire right, title and interest throughout the world, in any and all ideas, concepts, inventions or improvements (“Subject Matter”) disclosed in the respective drawings, directories, prototypes, or Lab Book, Enable Books, or Log Book pages listed in the attached “Schedule C to Agreement,” in any patent application in the United States or any other countries, regular and provisional, which any Assignor may file, either solely or jointly with others, on such Subject Matter, in all other applications in the United States or any other countries, regular and provisional, which any Assignor may file, either solely or jointly with others, claiming priority (under international convention, internal priority legislation, 35 USC 119 (e), or other statute or treaty) from any of such applications, and in any and all Letters Patent of the United States or of any other country which may be obtained on any of the above applications, and, in any division, continuation, reexamination, reissue or extension of any of the foregoing.

Each Assignor warrants that he/she is the owner of the entire right, title and interest in and to the Subject Matter and has the right to make this assignment; and further warrants that he/she has conveyed to others no outstanding prior assignments, licenses, or other rights whatsoever in the interest herein assigned.

Each Assignor hereby agrees, upon the request and at the expense of Assignee, its successors, legal representatives and assigns, to execute any and all regular, divisional, continuation, and renewal applications for such invention or improvements, and any necessary oath or supplemental oath or affidavit relating thereto, and any application for the reissue or extension of any Letters Patent that may be granted for such inventions that Assignee, its successors, legal representatives and assigns may deem necessary or expedient.

Each Assignor further agrees upon the request of Assignee, its successors, legal representatives and assigns, in the event of such applications, or any regular application referring thereto, or any continuation or division thereof, or Letters Patent issued thereon, or any reissue or application for the reissue thereof becoming involved in Interference or any other contested matter to cooperate to the best of his/her ability with Assignee, its successors, legal representatives and assigns in the matters of preparing and executing the preliminary statement or other such document and giving and producing evidence in support thereof. Each Assignor further agrees to perform, upon such request, any and all affirmative acts to obtain such Letters Patent, and vest all rights therein hereby conveyed in the Assignee, its successors, legal representatives and assigns whereby such Letters Patent will be held and enjoyed by the Assignee, its successors, legal representatives and assigns to the end of the term for which such Letters Patent may be granted as fully and entirely as the same would have been held and enjoyed by Assignor if this assignment and sale had not been made.

Each Assignor also, with respect to any inventions assigned herein also assigns to Assignee, its successors, legal representatives and assigns the right of priority for patent and utility model applications in all countries arising under any applicable international convention for the protection of industrial property and/or any internal priority legislation of such countries, and each Assignor agrees upon the request of Assignee, its successors, legal representatives and assigns to execute any and all documents that shall be required to be executed in connection with any and all applications for foreign Letters Patent thereof, including the prosecution thereof, and to execute any and all documents necessary to invest title in such foreign applications and patents in Assignee.

Jane Gabbard	Date:	5/17/01

County of Butler

State of Ohio

Signed before me this 17th day of May, 2001.

Notary Public Christina R. Johnson Notary Public State of Ohio My Commission Expires Oct. 29, 2002

Patrick Alexander	Date:	5/17/01

County of Butler

State of Ohio

Signed before me this 17th day of May, 2001.

Christina R. Johnson Notary Public State of Ohio My Commission Expires Oct. 29, 2002

Richard Nuchols	Date:	5/15/2001

County of Clermont
State of Ohio

Signed before me this 15th day of May, 2001.		Kimberly K. Meece
Notary Public, State of Ohio My Commission Expires Nov. 27, 2004

Notary Public

Kenneth Miller	Date:	5/15/01

County of Butler State of Ohio

Signed before me this 15th day of May, 2001.

Kimberly K. Meece
Notary Public	Notary Public, State of Ohio My Commission Expires Nov. 27, 2004

SCHEDULE C TO AGREEMENT

LISTING OF RELATED MATERIALS

(WITH RELATED ASSIGNMENTS)

1. All Grace related patent files located in file cabinet #121.

2. All Quality files located in file cabinet #121.

3. Jane Gabbard’s Enable Book pages 1 to 3.

4. Jane Gabbard’s Lab Book pages 1 to 18.

5. Jane Gabbard’s Daily Log Books 1 and 2 from 5/1/2000 forward.

6 Pat Alexander’s Enable Book page 1.

7. Pat Alexander’s Lab Book pages 1 to 15.

8. Pat Alexander’s Chart’s folder - charts dates to correspond with lab note book and dates.

9. Pat Alexander’s Bench folder - Bench top information for prototypes P1 to P7 from 4/1/2000 forward.

10. All information on laptop computer dated 5/1/2000 forward.

11. All information on the network under (attached printed files)

bugs/users/janeg

bugs/departments/Atricure

bugs/quality-regulatory/Atricure

bugs/users/pata (contains bench top data and all lab data from 4/1/2000 forward)

12. Rick Nuchol’s Enable Book pages 4 to 6.

13. Rick Nuchol’s folder containing dated drawings, notes from meetings, and photocopies of clamps.

14. Rick Nuchol’s directories c:\users\Rickn\pro-files\grace (printout attached)

15. Ken Miller’s Grace Prototypes.

Technology Transfer Agreement

SCHEDULE D TO AGREEMENT

LISTING OF ENABLE TECHNOLOGIES

1. Electrostatic Nylon Coating Systems, Processes, and Techniques.

2. Electroless Plating Systems, Processes, and Techniques.

3. Electrolytic Plating Systems, Processes, and Techniques.

4. Pickling or Passivating Systems, Processes, and Techniques.

5. Any Related Surface Preparation or Material Deposition Systems, Processes, and Techniques.

6. Thermal Forming/Curving Systems, Processes, and Techniques.

7. Resistive Ink Pad Printing Systems, Processes, and Techniques.

Technology Transfer Agreement

SCHEDULE E TO AGREEMENT

SERVICE AGREEMENT BETWEEN ENABLE AND ATRICURE

This Service Agreement (the “Service Agreement”) is effective May 25, 2001 (the “Effective Date”) and is between Enable Medical Corporation, a Delaware Corporation having offices at 6345 Centre Park Drive, West Chester, Ohio 45069 (“Enable”) and AtriCure, Inc., a Delaware Corporation having offices at 6033 Schumacher Park Drive, West Chester, Ohio 45069 (“AtriCure”).

This Service Agreement is incorporated by reference into the Technology Transfer Agreement between Enable and AtriCure of even date.

1. Scope of Work. Enable shall provide AtriCure design support and program management as requested by AtriCure, as set forth in the attached Project Plan, entitled Grace Plan Worksheet (Enable Support) (the “Contract Services”).

2. Compensation. AtriCure shall pay Enable for the Contract Services received according to the attached Budget, entitled Enable Budget for PMBS Hand-Piece Development. Enable shall invoice AtriCure at the beginning of each month for the Contract Services provided. Milestone activities shall be invoiced upon receipt of purchase order and upon completion of milestone. Terms of the invoice shall be net 15 days. AtriCure shall retain the right to review evidence of service hours provided.

3. Deliverables. A mutually agreed upon list of milestones, delivery dates and payments related to the Contract Services is included in the attached Project Plan and Budget (the “Deliverables”). The Deliverables shall be completed and delivered to AtriCure on or before the specified date. The Deliverables schedules may be reviewed and revised as required on a quarterly basis. Separate purchase orders shall be provided by for each Deliverable. The terms of such purchase order shall be 50% upon receipt of order, 50% upon delivery of the Deliverable.

4. Manner of Performance. Enable represents that Enable has the requisite expertise, ability and legal right to render the Contract Services, and will perform the Contract Services in an efficient manner and in accordance with the terms of this Service Agreement. Enable will abide by all laws, rules and regulations that apply to the performance of the Contract Services. Enable is an independent contractor, and shall not be considered an employee of AtriCure. AtriCure will not be responsible for Enable’s acts

Technology Transfer Agreement

while performing the Contract Services, whether on AtriCure’s premises or elsewhere, and Enable will not have authority to speak for, represent, or obligate AtriCure in any way.

5. Confidentiality. During discussions leading up to this Service Agreement, and during the course of the Contract Services performed pursuant to this Service Agreement, it is anticipated that Enable will learn confidential and/or proprietary information of AtriCure. Enable will keep confidential, and not use, except in connection with the Contract Services to be provided hereunder, information which is provided to Enable by AtriCure and/or developed by Enable while performing Contract Services, including without limitation, information concerning AtriCure’s products, manufacturing processes, customers, product pricing, and technical know-how, unless and until AtriCure consents to disclosure, or unless such information otherwise was previously known by Enable, as documented by Enable in writing, or becomes generally available to the public through no fault of Enable.

Enable further represents that any and all information disclosed to AtriCure, or used for the benefit of AtriCure by Enable does not include any confidential, trade secret or proprietary information of others.

Enable will not disclose to others, without AtriCure’s consent, the fact that it is acting on behalf of AtriCure. Upon AtriCure’s request, after the termination of this Service Agreement, Enable will use its best efforts to return to AtriCure all copies of drawings, specifications, manuals and other printed or reproduced material (including information stored on machine readable media) provided to Enable by AtriCure or developed by Enable during the performance of Contract Services under this Service Agreement.

Enable acknowledges that in order to provide the Contract Services under this Service Agreement it may be necessary to utilize AtriCure’s confidential information at its premises. Enable thus agrees that, in order to maintain the confidentiality of AtriCure’s confidential information and the confidentiality of its Contract Services, it will segregate the Contract Services performed at its premises from other work. Such segregation will insure that AtriCure’s confidential information will not be visible to visitors to Enable’s facilities.

The obligations of non-use and confidentiality of such information shall survive the termination of this Service Agreement.

Technology Transfer Agreement

6. Conflicts of Interest. Enable represents that it has advised AtriCure in writing prior to the date of signing this Service Agreement of any relationship with third parties, including competitors of AtriCure, which would present a conflict of interest with the Contract Services, or which would prevent Enable from carrying out the terms of this Service Agreement. Enable agrees to advise AtriCure of any such relationships that arise during the term of this Service Agreement.

Upon learning of the occurrence of any of the described conflicts, AtriCure may terminate this Service Agreement without further liability to Enable, except to pay for any Contract Services actually rendered. Enable shall have no recourse against AtriCure for termination under this Article.

7. Ownership of Developments. Enable agrees and does hereby assign to AtriCure in all fields of use, any and all of Enable’s interest in any inventions or discoveries, which includes all written materials and other works which may be subject to copyright, and all patentable and unpatentable inventions, discoveries, and ideas (including but not limited to any computer software) which are reduced to practice, conceived or written by Enable during the term of this Service Agreement, and for ninety (90) days after it expires, and which are based upon any information received from AtriCure, and/or developed as a result of performing the Contract Services for AtriCure (hereinafter “Development”). Enable agrees to hold all such Developments confidential in accordance with Article 5 of this Service Agreement.

Enable shall disclose promptly to AtriCure each such Development and, upon AtriCure’s request and at AtriCure’s expense, Enable will assist AtriCure, or anyone it designates, in filing and prosecuting patent or copyright applications in any country in the world. Each copyrightable work, to the extent permitted by law, will be considered a work made for hire and the authorship and copyright of the work shall be in AtriCure’s name. Enable will execute all papers and do all things which may be necessary or advisable, in the opinion of AtriCure, to prepare, file and prosecute such applications, and to evidence the assignment in AtriCure, or its designee, of all right, title and interest in and to such Development.

8. Term. This Service Agreement shall remain in effect until Enable’s delivery, to AtriCure’s satisfaction, of the Contract Services. The Service Agreement may be terminated by AtriCure without cause with sixty (60) days advance written notice to Enable. Enable and AtriCure shall review this Service Agreement quarterly in order to re-evaluate the payments and services to be provided in the next

Technology Transfer Agreement

successive quarter (i.e. review in March the second quarter rates and services) and make any necessary adjustments to monthly billings.

9. General. No assignment by Enable of this Service Agreement, or any sums due under it, will be binding on AtriCure without AtriCure’s prior written consent. This Service Agreement supersedes all prior agreements and understandings between the parties respecting the subject matter of this Service Agreement. This Service Agreement may not be changed or terminated orally by or on behalf of either party. In the event either party breaches this Service Agreement, the other party will have the right to terminate the Service Agreement. In the event of the actual or threatened breach, AtriCure will have the right to specific performance and injunctive relief. All rights that are established by Article 7 of this Service Agreement and that are in existence at the time of termination shall remain in effect after termination. The rights granted by this Paragraph are in addition to all other remedies and rights available at law or in equity. This Service Agreement shall be construed according to the laws of Ohio for contracts made within the state.

IN WITNESS WHEREOF, the parties have executed this Service Agreement as of the Effective Date set forth above.

Enable Medical Corporation		AtriCure, Incorporated

By:		By:
Name:	Michael D. Hooven	Name:	Michael D. Hooven
Title:	President	Title:	President
Date:	May 25, 2001	Date:	May 25, 2001

Technology Transfer Agreement

The Service Agreement

Project Plan

Grace Plan Worksheet

Enable Support

Concept/Feasibility Phase

(Estimated Task Duration: Through 5/10/01)

											/Hr
Deliverable	LT/Date	Mat’l Cost			Labor			Comments	Who	Init*	Rate			Pwks	Total
Build Bench top Test Electrodes	2 weeks	$	[	*]					Mgmt		$	[	*]	0	$	[	*]
All documentation complete									DEng		$	[	*]	0	$	[	*]
Design Review I (TDR I)									Mach	MW	$	[	*]	1.5	$	[	*]
									CAD		$	[	*]	0	$	[	*]

	TOTAL	$	[	*]	$	[	*]							TOTAL	$	[	*]

	Phase Total				$	[	*]

Design Phase
(Estimated Task Duration: 5/7/01 through 7/10/01)(8 wks)

											/Hr
Deliverable	LT/Date	Mat’l Cost			Labor			Comments	Who	Init*	Rate			Pwks	Total
Complete Overall Design	8 weeks								Mgmt	JS	$	[	*]	4	$	[	*]
Build/Test Prototypes (5 Instr.)	6 weeks	$	[	*]					DEng	TD	$	[	*]	8	$	[	*]
Build Chronic Prototypes (5)	4 weeks	$	[	*]					Mach	MW, AH	$	[	*]	16	$	[	*]
Maintain Chronic Prototypes	As Req’d								CAD	RN	$	[	*]	8	$	[	*]

Build Biocompatibility Models	4 weeks	$	[	*]										TOTAL	$	[	*]

Drawings/BoM Complete	4 weeks
Packaging Design	2 weeks							Pouch, Boxes, Labels
Design FMEA	2 weeks
Design Review II (TDR II)

	TOTAL	$	[	*]	$	[	*]

	Phase Total				$	[	*]

Tooling Phase
(Estimated Task Duration: 7/10/01 through 8/30/01)(7wks)

											/Hr
Deliverable	LT/Date	Mat’l Cost			Labor			Comments	Who	Init*	Rate			Pwks	Total
Tooling Equipment Review									Mgmt	JS	$	[	*]	4	$	[	*]
Make Part Tooling	7 weeks	$	[	*]				4 model Makers/machinists Full-time for both tasks	MfgE	JP	$	[	*]	4	$	[	*]
Make Process Equipment/Gaging	7 weeks	$	[	*]					MEng	TR	$	[	*]	7	$	[	*]
Order Packaging Materials	2 weeks	$	[	*]					Mach	ALL	$	[	*]	28	$	[	*]
Tooling Qualification	2 weeks							1st Article,	CAD	RN	$	[	*]	7	$	[	*]
Pre-Pilot Build (10 Instruments)	3 weeks	$	[	*]				$[*] each + [*]% scrap	Hourly	CT	$	[	*]	6	$	[	*]

Design Review III (TDR III)														TOTAL	$	[	*]

Make Pilot Components	3 weeks							Machinists + Hourly

	TOTAL	$	[	*]	$	[	*]

	Phase Total				$	[	*]

Pilot Phase (PMBS Build)
(Estimated Task Duration: 8/15/01 through 10/01/01)(6wks)

											/Hr
Deliverable	LT/Date	Mat’l Cost			Labor			Comments	Who	Init*	Rate			Pwks	Total
Make Pilot Components	3 weeks							3 Model Maker/ Machinists Full-time for both tasks + Hourly	Mgmt	JS	$	[	*]	2	$	[	*]
Pilot Build (136 Instruments)	6 weeks	$	[	*]					MfgE	JP	$	[	*]	6	$	[	*]
Sterilization Validation	4 weeks								MEng	TR	$	[	*]	3	$	[	*]
Packaging Qualification (seal)	2 weeks								Mach	RH,RH	$	[	*]	18	$	[	*]
Accelerated Aging (B Instr.)	4 weeks							Pull from Pilot	CAD	RN	$	[	*]	4	$	[	*]
Design Verification Testing	2 weeks								Hourly	CT	$	[	*]	12	$	[	*]

Design Review IV (TDR IV)														TOTAL	$	[	*]

	TOTAL	$	[	*]	$	[	*]

	Phase Total				$	[	*]

Design Phase Commercial-Design Freeze
(Estimated Task Duration: 7/19/01 through 10/11/01)(11wks)(Overlaps with PMBS Pilot)

											/Hr
									Who	Init*	Rate			Pwks	Total
Deliverable	LT/Date	Mat’l Cost			Labor			Comments
Functional Prototypes	6 weeks	$	[	*]					Mgmt	GD	$	[	*]	0.5	$	[	*]
Final Appearance Model	2 weeks	$	[	*]					Eng	TR	$	[	*]	3	$	[	*]
Drawing and Databases	4 weeks								Mach	MW.AH	$	[	*]	12	$	[	*]
Design Review (Design Freeze)									CAD	RN	$	[	*]	4	$	[	*]

	TOTAL	$	[	*]	$	[	*]							TOTAL	$	[	*]

	Phase Total				$	[	*]

Production Tooling Phase/Engineering Pilot Phase **
(Estimated Task Duration: 10/11/01 through 2/28/02)(17 wks)

											/Hr
Deliverable	LT/Date	Mat’l Cost			Labor			Comments	Who	Init*	Rate			Pwks	Total
Pilot Build (100)	6 weeks	$	[	*]				100 more PMBS Configuration Instr.	Mgmt	GD	$	[	*]	4.25	$	[	*]
Engineering Pilot (100)	6 weeks	$	[	*]				100 Engineering Pilot Instr.	Eng	TR	$	[	*]	8	$	[	*]
									Mach	MW	$	[	*]	17	$	[	*]
	TOTAL	$	[	*]	$	[	*]		CAD	RN	$	[	*]	12	$	[	*]
	Phase Total				$	[	*]		MfgE		$	[	*]		$	[	*]
									Hourly	CT	$	[	*]	17	$	[	*]

Travel (Supplier Visits........)					$	[	*]	10 Trips @ $[*]/trip						TOTAL	$	[	*]

TOTAL Project Expense		$	[	*]	$	[	*]
					$	[	*]

**	$* budgeted for capital equipment (Enable or Other Suppliers) - To Be Determined

*Inits:	[*]=[*] (Mgmt)
[*]=[*] (Meng)
[*]=[*] (Mach)
[*]=[*] (Mach)
[*]=[*] (Mach)
[*]=[*] (Mach)
[*]=[*] (CAD)
[*]=[*] (CAD)
[*]=[*] (MfgE)
CT=Contract
ALL=All Machinists

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Technology Transfer Agreement

The Service Agreement

Budget

3/25/01

AtriCure

Enable Budget for PMBS Hand-Piece Development

Ongoing Design Development Support

		Monthly Charge						May - Feb 02
Resource	Task	To 9/30/01			10/1-2/2			Total
CAD Designer[a]	Detail Design of Hand-piece and Cable	$	[	*]	$	[	*]
Engineer w/ CAD[b]	Design Support of Generator & Misc	$	[	*]	$	[	*]
Project Management[c]	Coordination of all Hand-piece Development	$	[	*]	$	[	*]

		$	[	*]	$	[	*]	$	[	*]
Support for Systems (Pro-E, Visual,...) and Ken Miller (Facility & Shop mat’ls)		$	[	*]	$	[	*]
License for Enable technology (thru August 2001 - $[*] total)		$	[	*]

		$	[	*]	$	[	*]	$	[	*]
Sub-total		$	[	*]	$	[	*]

Phase Payment	Phase Deliverables	Cost per Device			Total
	Technical Design Review 1 (Feasibility Phase)				$	[	*]
Build 2 form models and modifications (ie. Degree of angle)
All documentation for design review

	Technical Design Review 2 (Design Phase)				$	[	*]
Build 5 chronic models
Re-build and maintain models through chronic studies
Risk analysis (FMEAs)
	Bio-Compatability (12 Distal End Assemblies by 8/10/01)[d]	$	[	*]	$	[	*]
All documentation for design review

	Technical Design Review 3 (Tooling Phase)				$	[	*]
Equipment, tooling and fixtures designed and built
First articles completed on all parts
Documentation of procedures and controls complete
Packaging design and test (pouch)
Packaging seal qualification (pouch)
	Pre-Pilot Build (10 devices by 8/22/01)	$	[	*]	$	[	*]
All documentation for design review

	Technical Design Review 4 (Pilot Phase)				$	[	*]
	Pilot Build (136 Packaged Devices by 9/11/01)[e,f]	$	[	*]	$	[	*]
	Post Pilot Samples (20 Non packaged devices by 10/15/01)[g]	$	[	*]	$	[	*]
All documentation for design review

	Production Instrument (Design Freeze Phase)				$	[	*]
Functional Prototype[i]
Final Appearance Model
All drawings and database

	Engineering Pilot Phase				$	[	*]
	Pilot Build (100 devices by 3/1/02)[j]	$	[	*]	$	[	*]
	Pilot Build #2 (100 Packaged Devices by 1/15/02)[h]	$	[	*]	$	[	*]

Project Payments thru Feb ’02
	Travel					[	*]
	Total Monthly Payments				$	[	*]
	Total Milestone Payments				$	[	*]

	Project Total				$	[	*]

Enable Partnership Milestones

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3/25/01

AtriCure

Enable Budget for PMBS Hand-Piece Development

Footnotes/Assumptions

a	25 hrs/wk @ [*]
b	40 hrs/wk to Oct 1 @ $[*] // 20-25 hrs/wk @ $[*]
c	20-25 hrs/wk to Oct 1 @ $[*] //10-15 hrs/wk @ $[*]
d	2 people, 2wks + sterilization
e		Materials	[*]	[*]%
		Labor	[*]	3 people - 1 mo @ $[*]m ea

		Direct costs	[*]
		Scrap factor	[*]	[*]%

[*]
		Overhead	[*]
		Sterilization	[*]	$[*]/lot ($[*] plus ins & shipping)

[*]
		Profit	[*]	[*]% markup

[*]
		Rounded - use	[*]
f	Yield 30 saleable kits
g	Sterilization costs removed
h	Yield 50 saleable kits
i	2 model makers / 2 months
j	Assumed Built At Enable ([*]% COGS)

Enable Partnership Milestones

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.